UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     March 26, 2026

Benchmark 2026-V21 Mortgage Trust

(Central Index Key Number 0002109998)
(Exact name of issuing entity)

GS Mortgage Securities Corporation II

(Central Index Key Number 0001004158)

(Exact name of the depositor as specified in its charter)

Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)

German American Capital Corporation

(Central Index Key Number 0001541294)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

Bank of Montreal

(Central Index Key Number 0000927971)

Barclays Capital Real Estate Inc.

(Central Index Key Number 0001549574)

(Exact name of the sponsors as specified in its charters)

Delaware	333-286173-03	22-3442024
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

200 West Street
New York, New York	10282
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 902-1000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 8.01.	Other Events.

On March 26, 2026 (the “Closing Date”), GS Mortgage Securities Corporation II (the “Depositor”) caused (i) the issuance of the Benchmark 2026-V21 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2026-V21 (the “Certificates”) and (ii) the creation of an uncertificated interest (the “RR Interest”, and, together with the Class RR Certificates, the “VRR Interest”) in the Issuing Entity (as defined below) representing the right to receive a specified percentage of certain amounts collected on the Mortgage Loans (as defined below), net of all expenses of the Issuing Entity, in each case pursuant to a pooling and servicing agreement, dated as of March 1, 2026 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, KeyBank National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of the following classes, designated as (i) Class A-1, Class A-2, Class A-3, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), (ii) Class X-D, Class X-F, Class X-G, Class X-J, Class X-K, Class D, Class F, Class G, Class J, Class K and Class R Certificates (collectively, the “Privately Offered Certificates”) and (iii) the Class RR Certificates.

The Depositor sold all of the Publicly Offered Certificates, having an aggregate initial principal amount of $1,010,463,000, to Goldman Sachs & Co. LLC (“GS&Co.”), Deutsche Bank Securities Inc. (“DBSI”), Citigroup Global Markets Inc. (“CGMI”), BMO Capital Markets Corp. (“BMO Capital Markets”), Barclays Capital Inc. (“Barclays Capital”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel”, and together with GS&Co., DBSI, CGMI, BMO Capital Markets, Barclays Capital and Academy, in such capacities, the “Underwriters”), pursuant to an underwriting agreement, dated as of March 3, 2026 (the “Underwriting Agreement”), among the Depositor and the Underwriters. The Publicly Offered Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated February 24, 2026 (the “Preliminary Prospectus”), and the Depositor’s Prospectus, dated March 4, 2026 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5, 8 and 23.

The Depositor sold all of the Privately Offered Certificates, having an aggregate initial principal amount of $128,087,797, to GS&Co., DBSI, CGMI, BMO Capital Markets, Barclays Capital, Academy and Drexel (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of March 3, 2026 (the “Certificate Purchase Agreement”), among the Depositor and the Initial Purchasers. The Privately Offered Certificates were sold in transactions exempt from registration under the Securities Act of 1933 (the “Act”), as amended, pursuant to Section 4(a)(2) of the Act.

The Certificates and the RR Interest represent, in the aggregate, the entire beneficial ownership in Benchmark 2026-V21 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 41 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 68 commercial, multifamily and/or manufactured housing properties.

The compensation for the Mortgage Loans paid to the Sponsors included net proceeds of the sale of the Certificates. The net proceeds to the Depositor of the sale of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $5,640,910, were approximately $1,185,353,199. Of the expenses paid by the Depositor, approximately $484,851 were paid directly to affiliates of the Depositor, approximately $534,851 in the form of fees were paid to the Underwriters and the Initial Purchasers, approximately $135,000 were paid to or for the Underwriters and the Initial Purchasers, and approximately $4,971,059 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor. Further information regarding such sales relating to the price per class of Publicly Offered Certificates is set forth on Schedule II to the Underwriting Agreement.

Further information regarding such sales has been previously provided on the Depositor’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission (Filing Date: March 5, 2026) and in the Prospectus, dated March 4, 2026 and as filed with the Securities and Exchange Commission on March 5, 2026. The related registration statement (file no. 333-286173) was originally declared effective on August 5, 2025.

Credit Risk Retention

Goldman Sachs Mortgage Company (“GSMC”), in its capacity as “retaining sponsor” (in such capacity, the “Retaining Sponsor”) is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 244 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by (i) the purchase of the Class RR Certificates by Citi Real Estate Funding Inc. (“CREFI”) from the Depositor (which is deemed to be purchased from the Depositor by the Retaining Sponsor and from the Retaining Sponsor by CREFI), and (ii) the purchase of the RR Interest by the Retaining Sponsor from the Depositor.

The VRR Interest constitutes an “eligible vertical interest” (as defined in the Risk Retention Rule) that represents the right to receive at least 5.0% of all amounts collected on the Mortgage Loans, net of all expenses of the Issuing Entity, and distributed on the Certificates (other than the Class R Certificates) and the RR Interest.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)       Exhibits

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated March 26, 2026.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated March 26, 2026 (included as part of Exhibit 5).

Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated March 26, 2026 (included as part of Exhibit 5).

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 26, 2026	GS MORTGAGE SECURITIES CORPORATION II

	By:	/s/ Scott Epperson
Name: Scott Epperson Title: Chief Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated March 26, 2026.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated March 26, 2026 (included as part of Exhibit 5).	(E)
23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated March 26, 2026 (included as part of Exhibit 5).	(E)